                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                    CURRENT REPORT UNDER SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                      Date of Report:       April 20, 1999

         ---------------------------------------------------------------

                            3D IMAGE TECHNOLOGY, INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                33-27627                76-0265438
    (State of Incorporation)  (Commission File No.)  (Tax Identification No.)


    P.O. Box 2185, Monrovia, CA  91016
    (Address of principal executive offices)


    Registrant's telephone number, including area code     (626) 303-6000


    5172-G Brook Hollow Parkway, Norcross, Georgia 30071   (770) 416-8848
    (Former name and former address, if changed since last report)

                            3D IMAGE TECHNOLOGY, INC.

                                TABLE OF CONTENTS

                ITEM                                                   PAGE
                ----                                                   ----
                  5.       Other events                                  2

                           Signatures                                    2

Item 5.   Other events

         On March 31, 1999, the former CEO and CFO discontinued operations in Norcross, Georgia and relieved all employees of duty. The company's equipment and inventory has now been loaded into trailers and the former premises have been vacated. New premises are now being sought. Various plans by the Board are being considered to determine the best course of action for the Registrant to take.

         Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

         Dated this 20th day of April, 1999.



                                             /s/ Robert W. Carroll
                                             -------------------------------
                                             Robert W. Carroll
                                             Director





                                       3